NETCOM ON-LINE COMMUNICATION SERVICES, INC.
                             1993 STOCK OPTION PLAN
             (Amended and Restated Effective as of January 23, 1997)


SECTION 1.  PURPOSE.
-------------------

     The Plan was established in 1993 to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications by purchasing Shares of the Company's Common Stock. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     This amended and restated Plan makes changes to comply with new rules promulgated pursuant to Section 16 of the Exchange Act.

SECTION 2.  DEFINITIONS.
-----------------------

     (a) "Board of Directors" or "Board" shall mean the Board of Directors of
          ------------------      -----
the Company, as constituted from time to time.

     (b) "Change in Control" means the occurrence of any of the following
          -----------------
events:

          (i) the consummation of the acquisition of fifty-one percent (51%) or more of the outstanding Stock of the Company by one person or by two or more persons acting as a partnership, limited partnership, syndicate or other group pursuant to a tender offer validly made under any federal or state law (other than a tender offer by the Company);

          (ii) the consummation of a merger, consolidation or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization;

          (iii) the sale of all or substantially all of the assets of the Company to a third party who is not an affiliate (including a Parent or Subsidiary) of the Company;

          (iv) the dissolution of the Company pursuant to action validly taken by the stockholders of the Company in accordance with applicable state law; or

          (v) the occurrence of any other tender offer, merger, consolidation, sale, reorganization, dissolution or other such event or series of events, which in the opinion of a majority of the Board (as reflected in a written resolution of the Board) has resulted in a change of control of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.
          ----

     (d) "Committee" shall mean the Board of Directors and/or a committee of the
          ---------
Board of Directors which is authorized to administer the Plan under Section 3. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options to persons who are subject to Section 16 of the Exchange Act.

     (e) "Company" shall mean NETCOM On-Line Communication Services, Inc., a
          -------
Delaware corporation.

     (f) "Disability" shall mean that an Optionee is unable to engage in any
          ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve months.

     (g) "Employee" shall mean (i) any individual who is a common-law employee
          --------
of the Company or of a Subsidiary, (ii) an Outside Director, and (iii) an independent contractor who performs services for the Company or a Subsidiary. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
          ------------
amended.

     (i) "Exercise Price" shall mean the amount for which one Share may be
          --------------
purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (j) "Fair Market Value" shall mean (i) the closing price of a Share on the
          -----------------
principal exchange on which the Shares are trading, on the first trading day immediately preceding the date on which the Fair Market Value is determined, or
(ii) if the Shares are not traded on an exchange, but are quoted regularly on the Nasdaq National Market or a successor quotation system, the closing price on the first trading day immediately preceding the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the Fair Market Value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (k) "ISO" shall mean an employee incentive stock option described in Code
          ---
section 422.

     (l) "Nonstatutory Option" shall mean an employee stock option that is not
          -------------------
an ISO.

     (m) "Option" shall mean an ISO or Nonstatutory Option granted under the
          ------
Plan and entitling the holder to purchase Shares.

     (n) "Optionee" shall mean an individual who holds an Option.
          --------

     (o) "Outside Director" shall mean a member of the Board who is not a common
          ----------------
law employee of the Company or a Subsidiary.

     (p) "Plan" shall mean this NETCOM On-Line Communication Services, Inc. 1993
          ----
Stock Option Plan, as amended from time to time.

     (q) "Service" shall mean service as an Employee.
          -------

     (r) "Share" shall mean one share of Stock, as adjusted in accordance with
          -----
Section 8 (if applicable).

     (s) "Stock" shall mean the Common Stock of the Company.
          -----

     (t) "Stock Option Agreement" shall mean the agreement between the Company
          ----------------------
and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (u) "Subsidiary" shall mean any corporation, of which the Company and/or
          ----------
one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3.  ADMINISTRATION.
--------------------------

     (a) Committee Procedures. The Committee shall designate one of the members
         --------------------
of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (b) Committee Responsibilities. Subject to the provisions of the Plan, the
         --------------------------
Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan; (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Options are to be granted under the Plan;

          (v) To select the Optionees;

          (vi) To determine the number of Shares to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (viii) To amend any outstanding Stock Option Agreement;

          (ix) To determine the disposition of an Option in the event of an Optionee's divorce or dissolution of marriage;

          (x) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Option;

          (xi) To determine whether Options under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xii) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

          (xiii) To take any other actions deemed necessary or advisable for the administration of the Plan.

     Subject to the requirements of applicable law, the Committee may designate members other than Committee members to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation in or the granting of Options under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an

Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

SECTION 4.  ELIGIBILITY.
-----------------------

     (a) General Rule. Only Employees shall be eligible for designation as
         ------------
Optionees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b) Outside Directors. Outside Directors shall also be eligible for the
         -----------------
grant of Nonstatutory Options as described in this Section 4(b).

          (i) Each Outside Director shall automatically be granted a Nonstatutory Option to purchase 35,000 Shares (less any unvested Options held by the Outside Director and subject to adjustment under Section 8) as a result of their appointment of an Outside Director at or after the 1996 annual meeting. Upon the conclusion of each regular annual meeting of the Company's shareholders following the annual meeting at which they were appointed, each Outside Director who will continue serving as a member of the Board thereafter shall receive a Nonstatutory Option to purchase 5,000 Shares (subject to adjustment under Section 8). All such Nonstatutory Options shall vest and become exercisable six (6) months after the date of grant at the rate of six and one-quarter percent (6.25%) upon each three
     (3) month anniversary of the date the option is granted to the Outside Director.

          (ii) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall also become exercisable in full in the event of (A) the termination of such Outside Director's service because of death or Disability or (B) a Change in Control of the Company.

          (iii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Sections 7(a), (b) and (c).

          (iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the tenth anniversary of the date of grant of such Nonstatutory Options or (B) the date ninety (90) days after the termination of such Outside Director's service for any reason.

     (c) Ten-Percent Shareholders. An Employee who owns more than 10 percent of
         ------------------------
the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Code section 422(c)(5).

     (d) Attribution Rules. For purposes of Subsection (b) above, in determining
         -----------------
stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (e) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.
---------------------------------

     (a) Basic Limitation. The aggregate number of Shares which may be issued
         ----------------
under the Plan (upon exercise of Options) shall not exceed three million one hundred fifty-three thousand five hundred seventy-one (3,153,571) Shares, subject to adjustment pursuant to Section 8, of which three hundred thousand (300,000) Shares are reserved exclusively for grant to Outside Directors. The aggregate number of Shares which may be issued under the Plan shall at all times be subject to adjustment pursuant to Section 8. The number of Shares which are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option for any
         -----------------
reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.
-------------------------------------------

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be
         ----------------------
evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number
         ----------------
of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. However, no Optionee shall be granted Options in any fiscal year to purchase in excess of 300,000 shares of Common Stock (subject to adjustment as set forth in Section 8 hereof);

except that, an Optionee may receive Options to purchase up to 500,000 shares of Common Stock in the fiscal year of his or her initial hire (subject to adjustment as set forth in Section 8 hereof). The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise
         --------------
Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the
         -----------------
Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. These arrangements may include withholding (or tendering back) of Shares subject to the Option.

     (e) Exercisability. Each Stock Option Agreement shall specify the date when
         --------------
all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee in its sole discretion.

     (f) Term. The Stock Option Agreement shall specify the term of the Option.
         ----
The term shall not exceed ten (10) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g) Nontransferability. Except as permitted by the Committee and/or as set
         ------------------
forth in the Option, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. Except as permitted by the Committee and/or as set forth in the Option, no Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (h) Exercise of Options on Termination of Service. Each Option shall set
         ---------------------------------------------
forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option directly from the Optionee. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     (i) No Rights as a Shareholder. An Optionee, or a transferee of an
         --------------------------
Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

     (j) Modification, Extension and Assumption of Options. Within the
         -------------------------------------------------
limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for a cash settlement and/or the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.

         (k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 7.  PAYMENT FOR SHARES.
------------------------------

     (a) General Rule. The entire Exercise Price of Shares issued under the Plan
         ------------
shall be payable in lawful money of the United States of America at the time when such Shares are purchased or such other time as may be designated by the Committee, except as provided in Subsections (b), (c) and (d) below.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so
         ------------------
provides, payment may be made all or in part with Shares subject to the Option and/or with Shares which have already been owned by the Optionee or the Optionee's representative for such time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Promissory Notes. To the extent that a Stock Option Agreement so
         ----------------
provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note is paid in full.

     (d) Cashless Exercise. To the extent that a Stock Option Agreement so
         -----------------
provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 8.  ADJUSTMENT OF SHARES.
--------------------------------

     (a) General. In the event of a subdivision of the outstanding Stock, a
         -------
declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

     (b) Reorganizations. In the event that the Company is a party to a merger
         ---------------
or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation); provided, however, that if assumption or continuation of the outstanding Options is not provided for by such agreement then the Committee shall have the option of offering the payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, in all cases without the Optionees' consent.

     (c) Reservation of Rights. Except as provided in this Section 8, an
         ---------------------
Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.  LEGAL REQUIREMENTS.
------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 10.  NO EMPLOYMENT RIGHTS.
---------------------------------

     No provision of the Plan, nor any Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 11.  DURATION AND AMENDMENTS.
------------------------------------

     (a) Term of the Plan. The amended and restated Plan, as set forth herein,
         ----------------
shall become effective on August 15, 1996. The amended and restated Plan, as set forth herein, shall terminate automatically 10 years after its original adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend
         ------------------------------------
the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold
         ----------------------------------
under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

SECTION 12.  EXECUTION.
----------------------

     To record the adoption of the amended and restated Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                      NETCOM ON-LINE COMMUNICATION SERVICES,
                                      INC.



                                      By
                                         --------------------------------------
                                                  Clifton T. Weatherford
                                         Senior Vice President, Chief Financial
                                                  Officer and Secretary